UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 25, 2017

NORTHERN TRUST CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-36609	36-2723087
(Commission File Number)	(IRS Employer Identification No.)

50 South LaSalle Street, Chicago, Illinois	60603
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 630-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the 2017 annual meeting of stockholders (the “2017 Annual Meeting”) of Northern Trust Corporation (the “Corporation”) held on April 25, 2017, the Corporation’s stockholders approved the Northern Trust Corporation 2017 Long-Term Incentive Plan (the “2017 Plan”), which previously had been approved by the Corporation’s Board of Directors (the “Board”) subject to stockholder approval. The following paragraphs provide a summary of certain terms of the 2017 Plan.

The purposes of the 2017 Plan are to: (i) align the interests of the Corporation’s stockholders and the recipients of awards under the 2017 Plan by increasing the proprietary interest of such recipients in the Corporation’s growth and success; (ii)  advance the interests of the Corporation by attracting and retaining non-employee directors, officers, and other employees; (iii)  motivate such persons to act in the long-term best interests of the Corporation and its stockholders; and (iv)  further the Corporation’s risk mitigation strategy by enabling the Corporation to provide incentive compensation that appropriately balances risk and reward.

Under the 2017 Plan, the Corporation may grant: (i) nonqualified stock options; (ii) incentive stock options (within the meaning of Section 422 of the Internal Revenue Code); (iii) stock appreciation rights (“SARs”); (iv) restricted stock, restricted stock units, and other stock awards (“Stock Awards”); and (v) performance awards. Subject to the terms and conditions of the 2017 Plan, the number of shares authorized for grants under the 2017 Plan is 20,000,000, reduced by the aggregate number of shares which become subject to outstanding options, outstanding free-standing SARs, outstanding Stock Awards, and outstanding performance awards denominated in shares of common stock.

The foregoing description of the 2017 Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the 2017 Plan, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 25, 2017, the Board approved certain amendments to the Corporation’s By-laws (the “By-laws”), effective immediately. The following is a summary of the amendments:

▪
Article IX, regarding the appointment of a Corporate Social Responsibility Committee of the Board, was deleted in its entirety, as the primary duties, powers and responsibilities of the Corporate Social Responsibility Committee have been assumed by the Corporate Governance Committee of the Board.

▪
Certain minor administrative or technical revisions were incorporated throughout the By-laws, including, but not limited to, revisions related to the form of the Corporation’s stock certificates and seal, as well as the renumbering of all Articles and Sections subsequent to Article IX to reflect the revision noted above.

The foregoing summary of the amendments to the By-laws does not purport to be complete and is qualified in its entirety by reference to the complete text of the By-laws, as amended, which are attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders

(a)-(b) The 2017 Annual Meeting was held on April 25, 2017, in Chicago, Illinois for the purposes of: (i) electing 13 directors to serve on the Board until the 2018 annual meeting or their successors are elected and qualified; (ii) approving, by an advisory vote, 2016 named executive officer compensation; (iii) holding an advisory vote on the frequency with which the Corporation should hold advisory votes on executive compensation; (iv) approving the 2017 Plan; and (iv) ratifying the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the 2017 fiscal year. Stockholders representing 213,013,547 shares, or 92.82% of the Corporation’s common stock as of the February 27, 2017, record date, voted in person or by proxy. Final voting results are as follows.

Election of Directors

All 13 nominees for director named in the proxy statement for the 2017 Annual Meeting were elected by the votes set forth in the table below.

Nominee	For	Against	Abstentions	Broker Non-Votes
Linda Walker Bynoe	195,707,276	3,510,649	201,601	13,594,021
Susan Crown	197,244,111	1,961,410	214,005	13,594,021
Dean M. Harrison	198,660,660	491,387	267,479	13,594,021
Jay L. Henderson	198,728,931	416,282	274,313	13,594,021
Michael G. O’Grady	196,949,631	2,225,794	244,101	13,594,021
Jose Luis Prado	198,639,363	467,560	312,603	13,594,021
Thomas E. Richards	198,519,003	649,068	251,455	13,594,021
John W. Rowe	195,011,208	4,196,237	212,081	13,594,021
Martin P. Slark	197,910,732	1,216,404	292,390	13,594,021
David H. B. Smith, Jr.	198,647,002	564,234	208,290	13,594,021
Donald Thompson	198,588,467	586,641	244,418	13,594,021
Charles A. Tribbett III	197,215,820	1,931,031	272,675	13,594,021
Frederick H. Waddell	197,131,184	1,780,885	507,457	13,594,021

Approval of 2016 Named Executive Officer Compensation

The 2016 named executive officer compensation was approved, on an advisory basis, by the votes set forth in the table below.

For	Against	Abstentions	Broker Non-Votes
194,608,563	4,102,596	708,367	13,594,021

Recommendation on Frequency of Advisory Votes on Executive Compensation

The Corporation’s stockholders recommended that an advisory vote on executive compensation be held annually by the votes set forth in the table below.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
180,548,191	416,341	15,784,475	2,670,519	13,594,021

Approval of 2017 Plan

The 2017 Plan was approved by the votes set forth in the table below.

For	Against	Abstentions	Broker Non-Votes
182,242,296	16,681,253	495,977	13,594,021

Ratification of Appointment of KPMG LLP

The appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the 2017 fiscal year was ratified by the votes set forth in the table below.

For	Against	Abstentions	Broker Non-Votes
210,346,077	2,374,858	292,612	—

(d) On April 25, 2017, following the 2017 Annual Meeting, the Board agreed that an advisory vote on executive compensation would be held annually until the next required vote on the frequency of such votes.

Item 9.01.	Financial Statements and Exhibits

Exhibits.

3.1    By-laws of Northern Trust Corporation, as amended through April 25, 2017

10.1    Northern Trust Corporation 2017 Long-Term Incentive Plan

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NORTHERN TRUST CORPORATION
(Registrant)

Dated:	April 26, 2017	By:	/s/ Stephanie S. Greisch
Stephanie S. Greisch
Executive Vice President, Deputy General Counsel and Corporate Secretary

EXHIBIT INDEX

Number	Description
3.1	By-laws of Northern Trust Corporation, as amended through April 25, 2017

10.1	Northern Trust Corporation 2017 Long-Term Incentive Plan